EXHIBIT 99.1

      The following certifications are being furnished solely to accompany the Report pursuant to 18 U.S.C. ss. 1350, and pursuant to SEC Release No. 33-8212, 34-47551 are being "furnished" to the SEC rather than "filed" either as part of the Report or as a separate disclosure statement, and are not to be incorporated by reference into the Report or any other filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The following certifications shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18 or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

                    Certification of Chief Executive Officer

      Pursuant to 18 U.S.C.ss.1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Quality Systems, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

      (i) the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 23, 2003                      /s/ LOUIS E. SILVERMAN
                                           -------------------------------------
                                           Louis E. Silverman
                                           President and Chief Executive Officer

      A signed original of this written statement required by Section 906 has been provided to Quality Systems, Inc. and will be retained by Quality Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                    Certification of Chief Financial Officer

      Pursuant to 18 U.S.C.ss.1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Quality Systems, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

            (i) the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

            (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 23, 2003                                    /s/ PAUL HOLT
                                                         -----------------------
                                                         Paul Holt
                                                         Chief Financial Officer

      A signed original of this written statement required by Section 906 has been provided to Quality Systems, Inc. and will be retained by Quality Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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